Goodwill	12 Months Ended
Dec. 31, 2021
Disclosure of goodwill [text block] [Abstract]
Goodwill

Note 12. Goodwill

	As of December 31
	2021	2020
Balance at beginning of the year/period	$6,863	$7,020
Effect of movements in foreign exchange	(60)	(157)
Balance at end of the year/period	$6,803	$6,863

As of December 31, 2021 and 2020, no goodwill impairment losses were recognized.

The Group completed its annual impairment test for goodwill for the years ended December 31, 2021 and 2020 and concluded that no impairment charge was warranted. The results of the impairment tests indicate the excess of the recoverable amounts over the carrying amounts for each cash generating unit. The Group cannot predict whether an event that triggers impairment will occur, when it will occur or how it will affect the value of the asset reported. The Group believes that all of its estimates are reasonable and are consistent with the Group’s internal reporting and reflect management’s best estimates.

Allocation of goodwill to cash generating units

For the purpose of impairment testing, goodwill has been allocated to the following cash-generating units:

	2021	2020
Procaps S.A. de C.V (previously Laboratorios Lopez S.A. de C.V.)	$549	$549
Biokemical S.A. de C.V.	5,242	5,241
Rymco S.A.	1,012	1,073
	$6,803	$6,863

Procaps S.A. de C.V (previously Laboratorios Lopez S.A. de C.V.) (manufacturer and distributor of pharmaceutical products) – The recoverable amount of this cash generating unit was determined based on a value-in-use calculation that utilizes cash flow projections from financial budgets approved by the company’s directors over a six-year period, and an annual discount rate of 12.2%. Cash flows that exceed this six-year period have been extrapolated using a fixed annual growth rate of 1.0%. The company use a six-year period for cash flow projection because the position expected at the end of the sixth year represents the stable long-term position. Therefore, the company extrapolates those cash flows into the future using a steady growth rate (second stage).

Cash flow projections during the budgeted period are based on a sales growth rate and fixed gross margins of 6.2% and 49.0%, respectively. The growth rate is estimated by the directors based on past performance and their expectations of market development. The estimated recoverable amount of the cash generated unit exceeded its carrying amount by $10,386 (2020: $8,833).

Biokemical S.A. de C.V. (manufacturer and distributor of pharmaceutical products) – The recoverable amount of this cash generating unit was determined based on a value-in-use calculation that utilizes cash flow projections from financial budgets approved by the company’s directors over a six-year period, and an annual discount rate of 13.3%. Cash flows that exceed this six-year period have been extrapolated using an average annual growth rate of 1.0%. The company use a six-year period for cash flow projection because the position expected at the end of the sixth year represents the stable long-term position. Therefore, the company extrapolates those cash flows into the future using a steady growth rate (second stage).

Cash flow projections during the budgeted period are based on a sales growth rate and average gross margins of 3.8% and 41.4%, respectively. The growth rate is estimated by the directors based on past performance and their expectations of market development. The estimated recoverable amount of the cash generated unit exceeded its carrying amount by $5,932 (2020: $1,426).

Rymco (manufacturer and seller of syringes, needles and infusion equipment) - The recoverable amount of this cash generating unit was determined based on a value-in-use calculation that utilizes cash flow projections from financial budgets approved by the company’s directors over a five-year period, and an annual discount rate of 11.5%. Cash flows that exceed this five-year period have been extrapolated using a fixed annual growth rate of 3.1%.

Cash flow projections during the budgeted period are based on a sales growth rate and average gross margins of 11.6% and 18.0%, respectively. The growth rate is estimated by the directors based on past performance and their expectations of market development. The estimated recoverable amount of the cash generated unit exceeded its carrying amount by $5,766 (2020: $4,283).

The key assumptions used in the value-in-use calculations for the cash generating units are the following:

●	Growth rate: the rate is consistent with the growth of the pharmaceutical and medical supplies markets in the current and potential operating areas of the cash generating units. Management considers any potential reasonable change in the key assumptions on which the recoverable amount is based would not cause the total carrying amount to exceed the total recoverable amount of the cash generating unit.

●	Expected market share: Growth of 6.2% and 3.8% for Procaps S.A. de C.V (previously Laboratorios Lopez S.A. de C.V.) and Biokemical, respectively, in sales is consistent with the increase in population, the increase in life expectancy and the growth of the industry in Latin America. Management considers that the planned growth of market share for the next six years is reasonably achievable.

◦	For Rymco, its commercial portfolio is dedicated to assist with the COVID-19 epidemic resulting in enhanced market share. Rymco offers three-layer hospital masks and has the capacity to produce more than 12 million units of masks per month, which has positively impacted market share. Lastly, purchase orders resulted in production at capacity during 2021.

●	Expected gross margin: Gross margin decreased by 71.5% in 2021 when compared to 2020. Out of the mentioned decrease, 67.7% is due to Rymco.